FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 7, 2002
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                         Rushmore Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)



                                      Texas
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                 (State or other jurisdiction of incorporation)

        000-24057                                         75-2375969
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(Commission file number)                       (IRS employer identification no.)


13355 Noel Road, Suite 300, Dallas, TX                                   75240
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(Address of principal executive offices)                              (Zip code)


Registrants telephone number, including area code                 (972) 308-8858
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Item 4.    Changes in Registrant's Certifying Accountant
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The following was disclosed in Registrant's  Form 8-K of May 7, 2002,  filed May
14, 2002:

"On May 7, 2002, Rushmore Financial Group, Inc. (the "Corporation") appointed the accounting firm of King Griffin & Adamson P.C. as its independent auditors for the fiscal year ending December 31, 2002, and dismissed Grant Thornton LLP who served as the Corporation's independent auditors for the fiscal year ended December 31, 2001. The Audit Committee of the Corporation's Board of Directors approved the selection of King Griffin & Adamson P.C. as new independent auditors. Neither management nor anyone on its behalf has consulted with King Griffin & Adamson P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that King Griffin & Adamson P.C. concluded was an important factor considered by the Corporation in reaching a decision as to the accounting auditing or financial reporting issue during the Corporation's two most recent fiscal years prior to engaging King Griffin & Adamson P.C.

The Grant Thornton LLP reports on the Corporation's financial statements for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The Grant Thornton LLP report for the year ended December 31, 2001 included an explanatory paragraph concerning the Corporation's ability to continue as a going concern. Since January 1, 2000, the Corporation has not had any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Current Report on Form 8-K.

Grant Thornton LLP has furnished to the Corporation a letter addressed to the SEC stating that it agrees with the statements in the immediately preceding paragraph. A copy of such letter, dated May 7, 2002 is filed as Exhibit 1 to this Form 8-K."

Registrant hereby clarifies the statement in the second paragraph, "since January 1, 2000, the Corporation has not had any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Current Report on Form 8-K" as follows: During the two most recent fiscal years and during the interim period from December 31, 2001 until May 7, 2002, the Corporation has not had any disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Current Report on Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Rushmore Financial Group, Inc.

Dated: June 5, 2002                   By /s/ D. M. Rusty Moore Jr.
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                                      By D. M. Rusty Moore Jr., CEO



                                INDEX TO EXHIBITS

Letter pursuant to Item 304 (a) (3) of Regulation S-K to the Securities and Exchange Commission from Grant Thornton LLP, dated June 5, 2002.